                                                               EXHIBIT 10.30

                               AMENDMENT NO. 2
                                     TO
                         SECOND AMENDED AND RESTATED
                              CREDIT AGREEMENT


         This Amendment No. 2 to Second Amended and Restated Credit Agreement (this "Amendment"), dated as of December 23, 2005, amends that
                 ---------
certain Second Amended and Restated Credit Agreement, dated as of March 25, 2004, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of February 8, 2005 (as so amended, the "Agreement"),
                                                             ---------
among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and
                                                             ------
collectively as the "Lenders"), Bank of America, N.A., with an office at 55
                     -------
South Lake Avenue, Suite 900, Pasadena, California 91101, as administrative agent for the Lenders (in its capacity as agent, the "Agent"), Cenveo, Inc.
                                                      -----
(f/k/a Mail-Well, Inc.), a Colorado corporation ("Parent"), Cenveo
                                                  ------
Corporation (f/k/a Mail-Well I Corporation), a Delaware corporation ("Cenveo"), and certain subsidiaries of Cenveo (Cenveo and each such
  ------
subsidiary, individually, a "Borrower", and, collectively, the "Borrowers").
                             --------                           ---------
Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

                               R E C I T A L S

         WHEREAS, Parent, the Borrowers, the Lenders and the Agent have entered into the Agreement;

         WHEREAS, Parent and the Borrowers desire to amend the Agreement in order to amend, among other things, the definitions of "Applicable Margin" and the Fixed Charge Coverage Ratio covenant; and

         WHEREAS, the Agent and the Lenders are willing to do so, subject to the terms and conditions stated herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Agent, the Lenders, Parent and the Borrowers hereby agree as follows.

                              A G R E E M E N T

         Section 1. Amendment to the Agreement. The Agent, the Lenders,
                    --------------------------
Parent and the Borrowers agree that the Agreement shall be amended as follows:

                  A. Section 2.5 is hereby amended by deleting the phrase
                     -----------
"equal to the Applicable Unused Line Fee Margin" in its entirety and substituting therefor the new phrase "equal to the Applicable Margin with respect to the Unused Line Fee".

                  B. Section 2.6 is hereby amended by deleting the phrase
                     -----------
"equal to the Applicable Margin then in effect for LIBOR Revolving Loans" in its entirety and substituting therefor the new phrase "equal to the Applicable Margin with respect to the Letter of Credit Fee".

                  C. Sections 5.2(e) and (h) are hereby amended in their
                     ---------------     ---
entirety to read as follows:

                  (e) No later than the fifteenth day of each Fiscal Year, annual forecasts (to include forecasted consolidated and consolidating (by business segment) balance sheets, income statements and cash flow statements) for Parent and its Subsidiaries as at the end of and for each month of such Fiscal Year; provided, however, Parent and the Borrower may furnish to the
               --------  -------
         Agent such annual forecast for Fiscal Year ending December 31, 2006 on or before March 1, 2006;

                  (h) If requested by Agent, a copy of all management reports and management letters prepared for such Loan Party by any independent certified public accountants;

                  D. Section 7.13(k) is hereby amended in its entirety to
                     ---------------
read as follows:

                  (k) Debt assumed or acquired as a consequence of a Permitted Acquisition; provided, however, that immediately before
                                --------  -------
         and after giving effect to the proposed Permitted Acquisition, the Borrower shall have Availability of not less than $50,000,000 and Parent shall have a Fixed Charge Coverage Ratio of not less than 1.00:1.00 on a pro-forma basis, taking such proposed Permitted Acquisition into account; and provided, further, such Debt is
                                       --------  -------
         either unsecured or is secured by Liens permitted under clause (g) of the definition of "Permitted Liens";

                  E. Section 7.22 is hereby amended in its entirety to read
                     ------------
as follows:

                  7.22 Fixed Charge Coverage Ratio. During each Financial
                       ---------------------------
         Covenant Trigger Period, Parent shall maintain a Fixed Charge Coverage Ratio of not less than 1.00:1.00. The Fixed Charge Coverage Ratio shall be calculated as of the last day of each fiscal month of Parent, on the basis of the 12 fiscal month period ending on such date, and based upon the most recently delivered monthly Financial Statements and compliance certificates received by the Agent in accordance with Section 5.2 (which may be for a
                                         -----------
         fiscal month ended prior to the commencement of a Financial Covenant Trigger Period). For purposes of this Section 7.22,
                                                        ------------
         "Financial Covenant Trigger Period" means the period commencing upon the date, if any, upon which Availability has been less than either $50,000,000 for 5 consecutive Business Days or $25,000,000 at any time, and continuing until the first day of any fiscal month on which each of the following is true: (a) Parent has demonstrated a Fixed Charge Coverage Ratio of not less than 1.00:1.00 as of the immediately preceding fiscal month end; (b) Availability has not been less than $50,000,000 at any time during the 30 day period ending on the immediately preceding fiscal month end; and (c) no subsequent Financial Covenant Trigger Period has commenced and is continuing.

                  F. The definition of "Applicable Margin" in Annex A of the
                                        -----------------     -------
Agreement is hereby amended in its entirety to read as follows:

                  "Applicable Margin" means
                   -----------------

                  (i) with respect to Base Rate Loans and all other Obligations (other than LIBOR Rate Loans, the Unused Line Fee and Letter of Credit Fee), 0.25%; and

                  (ii) with respect to LIBOR Rate Loans, 1.75%;

                  (iii) with respect to the Unused Line Fee, 0.25%; and

                  (iv) with respect to the Letter of Credit Fee, 1.75%.

                  The Applicable Margins shall be adjusted (up or down) prospectively on a quarterly basis commencing on April 1, 2006, and thereafter on July 1, October 1, January 1, and April 1 of each year as determined by the Adjusted Average Availability for the most recently ended quarter. Adjustments in Applicable Margins shall be determined by reference to the following grids:

         --------------------------------------------------------------------------------------------------
                      IF ADJUSTED AVERAGE AVAILABILITY IS:                  LEVEL OF APPLICABLE MARGINS:

         --------------------------------------------------------------------------------------------------
             Greater than or equal to $200,000,000                                  Level I

         --------------------------------------------------------------------------------------------------
             Less than $200,000,000 but greater than or equal to                   Level II
             $150,000,000

         --------------------------------------------------------------------------------------------------
             Less than $150,000,000 but greater than or equal to                   Level III
             $90,000,000

         --------------------------------------------------------------------------------------------------
             Less than $90,000,000 but greater than or equal to                    Level IV
             $50,000,000

         --------------------------------------------------------------------------------------------------
             Less than $50,000,000                                                  Level V

         --------------------------------------------------------------------------------------------------


         --------------------------------------------------------------------------------------------------
                                                APPLICABLE MARGINS
                                                ------------------

         --------------------------------------------------------------------------------------------------
                                     LEVEL I      LEVEL II       LEVEL III        LEVEL IV      LEVEL V

         --------------------------------------------------------------------------------------------------
          Base Rate Revolving         0.00%         0.00%          0.25%            0.25%        0.50%
          Loans
         --------------------------------------------------------------------------------------------------
          LIBOR Revolving Loans       1.25%         1.50%          1.75%            2.00%        2.25%

         --------------------------------------------------------------------------------------------------


                                     3


         --------------------------------------------------------------------------------------------------
                                                APPLICABLE MARGINS
                                                ------------------

         --------------------------------------------------------------------------------------------------
                                     LEVEL I      LEVEL II       LEVEL III        LEVEL IV      LEVEL V

         --------------------------------------------------------------------------------------------------

          Unused Line Fee             0.35%         0.30%          0.25%            0.25%        0.25%
         --------------------------------------------------------------------------------------------------
          Letter of Credit Fee        1.25%         1.50%          1.75%            2.00%        2.25%
         --------------------------------------------------------------------------------------------------


         If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

                  G. A new definition of "Adjusted Average Availability"
                                          -----------------------------
shall be added to Annex A of the Agreement which shall read as follows:
                  -------

                  "Adjusted Average Availability" means, as of any date of
                   -----------------------------
         measurement, the average daily Availability calculated over a 90 day period, for the most recently completed fiscal quarter of Borrowers, as determined by the Agent based upon its internal records.

                  H. The definition of "Applicable Unused Line Fee Margin"
                                        ---------------------------------
in Annex A of the Agreement is hereby deleted in its entirety.
   -------

         Section 2. Conditions. The effectiveness of this Amendment is
                    ----------
subject to the satisfaction of the following conditions precedent:

                  A. Amendment. A fully executed copy of this Amendment
                     ---------
signed by Parent, the Borrowers, and all of the Lenders shall be delivered to the Agent, together with a consent hereto from the Guarantors;

                  B. Other Documents. Parent and the Borrowers shall have
                     ---------------
executed and delivered to the Agent such other documents and instruments as the Agent may reasonably require in furtherance of this Amendment.

         Section 3. Miscellaneous.
                    -------------

                  A. Survival of Representations and Warranties. All
                     ------------------------------------------
representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or Lenders or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely thereon;

                  B. Reference to Agreement. The Agreement, each of the Loan
                     ----------------------
Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby;

                  C. Agreement Remains in Effect. The Agreement and the Loan
                     ---------------------------
Documents, as amended hereby, remain in full force and effect and the Borrowers ratify and confirm their agreements and covenants contained therein. Parent and the Borrowers hereby confirm that, after giving effect to this Amendment, no Event of Default or Default exists as of the effective date thereof;

                  D. Severability. Any provision of this Amendment held by a
                     ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable;

                  E. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
                     --------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT ISSUES WITH RESPECT TO THE CREATION, PERFECTION, AND ENFORCEMENT OF LIENS UNDER DIVISION 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF CALIFORNIA; PROVIDED, THAT THE AGENT AND THE
                                        --------
LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW;

                  F. Successors and Assigns. This Amendment is binding upon
                     ----------------------
and shall inure to the benefit of Agent, the Lenders, Parent and the Borrowers and their respective successors and assigns; provided, however,
                                                       --------  -------
that Parent and the Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Lenders;

                  G. Counterparts. This Amendment may be executed in one or
                     ------------
more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument;

                  H. Headings. The headings, captions and arrangements used
                     --------
in this Amendment are for convenience only and shall not affect the interpretation of this Amendment;

                  I. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE
                     ------------------
OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT AMONG THE AGENT, THE LENDERS, PARENT AND THE BORROWERS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE AGENT, THE LENDERS, PARENT AND THE BORROWERS;

                                    *****

         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

                                       "PARENT"

                                       CENVEO, INC.,
                                       a Colorado corporation


                                       By: /s/ Sean S. Sullivan
                                          -------------------------------------
                                       Name: Sean S. Sullivan
                                            -----------------------------------
                                       Title: CFO
                                             ----------------------------------


                                       "BORROWERS"

                                       CENVEO CORPORATION,
                                       a Delaware corporation


                                       By: /s/ Sean S. Sullivan
                                          -------------------------------------
                                       Name: Sean S. Sullivan
                                            -----------------------------------
                                       Title: CFO
                                             ----------------------------------


                                       CENVEO SERVICES, LLC,
                                       a Colorado limited liability company


                                       By: /s/ Sean S. Sullivan
                                          -------------------------------------
                                       Name: Sean S. Sullivan
                                            -----------------------------------
                                       Title: CFO
                                             ----------------------------------


                                       DISCOUNT LABELS, INC.,
                                       an Indiana corporation


                                       By: /s/ Sean S. Sullivan
                                          -------------------------------------
                                       Name: Sean S. Sullivan
                                            -----------------------------------
                                       Title: CFO
                                             ----------------------------------



                                     S-1
                               Amendment No. 2
                       to Second Amended and Restated
                              Credit Agreement

                                       CENVEO WEST, INC.,
                                       a Delaware corporation


                                       By: /s/ Sean S. Sullivan
                                          -------------------------------------
                                       Name: Sean S. Sullivan
                                            -----------------------------------
                                       Title: CFO
                                             ----------------------------------


                                       CENVEO GOVERNMENT PRINTING, INC.,
                                       a Colorado corporation


                                       By: /s/ Sean S. Sullivan
                                          -------------------------------------
                                       Name: Sean S. Sullivan
                                            -----------------------------------
                                       Title: CFO
                                             ----------------------------------


                                    S-2
                               Amendment No. 2
                       to Second Amended and Restated
                              Credit Agreement

         The undersigned (the "U.S. Guarantors"), (i) consent to and approve
                               ---------------
the execution and delivery of this Amendment by the parties hereto, (ii) agree that this Amendment does not and shall not limit or diminish in any manner the obligations of each of the U.S. Guarantors pursuant to the guarantees delivered in connection with the Agreement (the "U.S.
                                                            ----
Guarantees") by each of the undersigned and that such obligations would not
----------
be limited or diminished in any manner even if the U.S. Guarantors had not executed this Amendment, (iii) agree that this Amendment shall not be construed as requiring the consent of the U.S. Guarantors in any other circumstance, (iv) reaffirm each of their obligations under the U.S. Guarantees, and (v) agree that the U.S. Guarantees remains in full force and effect and each is hereby ratified and confirmed.

"U.S. GUARANTORS"

CENVEO, INC.,
a Colorado corporation


By: /s/ Sean S. Sullivan
   -------------------------------------
Name: Sean S. Sullivan
     -----------------------------------
Title: CFO
      ----------------------------------


CENVEO INTERNATIONAL HOLDINGS, INC.,
a Colorado corporation


By: /s/ Sean S. Sullivan
   -------------------------------------
Name: Sean S. Sullivan
     -----------------------------------
Title: CFO
      ----------------------------------


CENVEO TEXAS FINANCE, LP,
a Texas limited partnership

By:  Cenveo Corporation,
     a Delaware corporation
Its: General Partner


     By: /s/ Sean S. Sullivan
        -------------------------------------
     Name: Sean S. Sullivan
          -----------------------------------
     Title: CFO
           ----------------------------------



                                    S-3
                               Amendment No. 2
                       to Second Amended and Restated
                              Credit Agreement

MMTP HOLDINGS, INC.,
a Colorado corporation


By: /s/ Sean S. Sullivan
   -------------------------------------
Name: Sean S. Sullivan
     -----------------------------------
Title: CFO
      ----------------------------------


CENVEO COMMERCIAL OHIO, LLC,
a Colorado limited liability company


By: /s/ Sean S. Sullivan
   -------------------------------------
Name: Sean S. Sullivan
     -----------------------------------
Title: CFO
      ----------------------------------


CENVEO RESALE OHIO, LLC,
a Colorado limited liability company


By: /s/ Sean S. Sullivan
   -------------------------------------
Name: Sean S. Sullivan
     -----------------------------------
Title: CFO
      ----------------------------------




                                    S-4
                               Amendment No. 2
                       to Second Amended and Restated
                              Credit Agreement

         The undersigned (the "Canadian Guarantors"), (i) consent to and
                               -------------------
approve the execution and delivery of this Amendment by the parties hereto,
(ii) agree that this Amendment does not and shall not limit or diminish in any manner the obligations of each of the Canadian Guarantors pursuant to the guarantees delivered in connection with the Agreement (the "Canadian
                                                                --------
Guarantees") by each of the undersigned and that such obligations would not
----------
be limited or diminished in any manner even if the Canadian Guarantors had not executed this Amendment, (iii) agree that this Amendment shall not be construed as requiring the consent of the Canadian Guarantors in any other circumstance, (iv) reaffirm each of their obligations under the Canadian Guarantees, and (v) agree that the Canadian Guarantees remains in full force and effect and each is hereby ratified and confirmed.

"CANADIAN GUARANTORS"

SUPREMEX INC.,
a company organized under the laws of Canada


By: /s/ Sean S. Sullivan
   -------------------------------------
Name: Sean S. Sullivan
     -----------------------------------
Title: Sr. VP
      ----------------------------------


CENVEO CANADA LEASING COMPANY INC.,
a company organized under the laws of the Province of Nova Scotia


By: /s/ Sean S. Sullivan
   -------------------------------------
Name: Sean S. Sullivan
     -----------------------------------
Title:  Sr. VP
      ----------------------------------


PNG INC.,
a company organized under the laws of the Province of Ontario


By: /s/ Sean S. Sullivan
   -------------------------------------
Name: Sean S. Sullivan
     -----------------------------------
Title:  Sr. VP
      ----------------------------------




                                    S-5
                               Amendment No. 2
                       to Second Amended and Restated
                              Credit Agreement

CLASSIC ENVELOPE PLUS LTD.,
a company organized under the laws of the Province of British Columbia


By: /s/ Sean S. Sullivan
   -------------------------------------
Name: Sean S. Sullivan
     -----------------------------------
Title: Sr. VP
      ----------------------------------


INNOVA ENVELOPE INC. - ENVELOPPE
INNOVA INC., a company organized under the laws of the Province of Ontario


By: /s/ Sean S. Sullivan
   -------------------------------------
Name: Sean S. Sullivan
     -----------------------------------
Title: Sr. VP
      ----------------------------------


CENVEO ALBERTA FINANCE, LIMITED
PARTNERSHIP, a limited partnership organized under the laws of the Province of Alberta


By: /s/ Sean S. Sullivan
   -------------------------------------
Name: Sean S. Sullivan
     -----------------------------------
Title: Sr. VP
      ----------------------------------


CENVEO MCLAREN, MORRIS AND TODD
COMPANY, a company organized under the laws of the Province of Nova Scotia


By: /s/ Sean S. Sullivan
   -------------------------------------
Name: Sean S. Sullivan
     -----------------------------------
Title: Sr. VP
      ----------------------------------





                                    S-6
                               Amendment No. 2
                       to Second Amended and Restated
                              Credit Agreement

CENVEO MM&T PACKAGING COMPANY,
a company organized under the laws of the Province of Nova Scotia


By: /s/ Sean S. Sullivan
   -------------------------------------
Name: Sean S. Sullivan
     -----------------------------------
Title: Sr. VP
      ----------------------------------






                                    S-7
                               Amendment No. 2
                       to Second Amended and Restated
                              Credit Agreement

"AGENT"

BANK OF AMERICA, N.A.,
as the Agent


By: /s/ Robert Mostert
   -------------------------------------
Name: Robert Mostert
     -----------------------------------
Title: Vice President
      ----------------------------------





                                    S-8
                               Amendment No. 2
                       to Second Amended and Restated
                              Credit Agreement

"LENDERS"

BANK OF AMERICA, N.A.,
as a Lender


By: /s/ Robert Mostert
   -------------------------------------
Name: Robert Mostert
     -----------------------------------
Title: Vice President
      ----------------------------------






                                    S-9
                               Amendment No. 2
                       to Second Amended and Restated
                              Credit Agreement

"LENDERS"

GENERAL ELECTRIC CAPITAL
CORPORATION,
as a Lender


By: /s/ Dwayne L. Coker
   -------------------------------------
Name: Dwayne L. Coker
     -----------------------------------
Title: Duly Authorized Signatory
      ----------------------------------





                                    S-10
                               Amendment No. 2
                       to Second Amended and Restated
                              Credit Agreement

"LENDERS"

WACHOVIA BANK, NATIONAL
ASSOCIATION,
as a Lender


By: /s/ Stephen Blake
   -------------------------------------
Name: Stephen Blake
     -----------------------------------
Title: Managing Director
      ----------------------------------






                                    S-11
                               Amendment No. 2
                       to Second Amended and Restated
                              Credit Agreement

"LENDERS"

JPMORGAN CHASE BANK,
as a Lender


By: /s/ Kevin D. Padgett
   -------------------------------------
Name: Kevin D. Padgett
     -----------------------------------
Title: Vice President
      ----------------------------------






                                    S-12
                               Amendment No. 2
                       to Second Amended and Restated
                              Credit Agreement

"LENDERS"

WELLS FARGO FOOTHILL, INC.,
as a Lender


By: /s/ David Hill
   -------------------------------------
Name: David Hill
     -----------------------------------
Title: Vice President
      ----------------------------------






                                    S-13
                               Amendment No. 2
                       to Second Amended and Restated
                              Credit Agreement

"LENDERS"

PNC BANK, NATIONAL
ASSOCIATION,
as a Lender


By: /s/ Paul R. Frank
   -------------------------------------
Name: Paul R. Frank
     -----------------------------------
Title: Sr. V.P. PNC Bus. Credit
      ----------------------------------






                                    S-14
                               Amendment No. 2
                       to Second Amended and Restated
                              Credit Agreement

"LENDERS"

THE CIT GROUP/BUSINESS CREDIT,
INC., as a Lender


By: /s/ David Rothberg
   -------------------------------------
Name: David Rothberg
     -----------------------------------
Title: AVP
      ----------------------------------







                                    S-15
                               Amendment No. 2
                       to Second Amended and Restated
                              Credit Agreement

"LENDERS"

U.S. BANK, NATIONAL
ASSOCIATION,
as a Lender


By: /s/ Steven C. Gonzalez
   -------------------------------------
Name: Steven C. Gonzalez
     -----------------------------------
Title: Vice President
      ----------------------------------







                                    S-16
                               Amendment No. 2
                       to Second Amended and Restated
                              Credit Agreement

"LENDERS"

MERRILL LYNCH CAPITAL,
a division of Merrill Lynch Business
Financial Services Inc., as a Lender


By: /s/ Andrew C. Sepe
   -------------------------------------
Name: Andrew C. Sepe
     -----------------------------------
Title: Vice President
      ----------------------------------







                                    S-17
                               Amendment No. 2
                       to Second Amended and Restated
                              Credit Agreement